SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

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                        FORM 8-K

                     CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

           PATRIOT TRANSPORTATION HOLDING, INC.
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      (Exact name of registrant as specified in its charter)



        FLORIDA             0-17554               59-2924957
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   (State or other       (Commission         (I.R.S. Employer
     jurisdiction          File Number)       Identification No.)
   of incorporation)

501 Riverside Avenue, Suite 500
Jacksonville, Florida                              32202

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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     CURRENT REPORT ON FORM 8-K

                 PATRIOT TRANSPORTATION HOLDING, INC.

                         December 1, 2010


ITEM 8.01.	OTHER EVENTS

	On December 1, 2010, our Board of Directors authorized a 3 for 1 forward stock split ("Forward Split") of our issued and outstanding common stock. The record date for the Forward Split is January 3, 2011. Shareholders as of January 3, 2011 will receive two additional shares for each share held. The stock split will be effected in the form of a stock dividend which will be paid in newly issued common stock on January 17, 2011.


                             SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

			    PATRIOT TRANSPORTATION HOLDING, INC.


Date:  December 7, 2010	    By:  /s/ John D. Milton, Jr.

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			    John D. Milton, Jr.
			    Vice President, and Chief Financial Officer

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